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                                                                 EXHIBITS 10.2.1

                               FLORIDA BANKS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT ("Option Agreement") made and entered into this ___ day of ________, 199__ by and between FLORIDA BANKS, Inc. (the "Company") and ___________ ("Employee");

                              W I T N E S S E T H:

         The Board of Directors of the Company has adopted that certain 1998 Stock Option Plan, as amended (the "Plan"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference. Pursuant to the terms of the Plan and in consideration of the efforts of Employee on behalf of the Company, the Board of Directors has selected Employee to participate in the Plan and desires to grant to Employee certain incentive stock options to purchase shares of the Company's authorized $.01 par value common stock ("Stock"), subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       1. INCORPORATION OF PLAN PROVISIONS

         This Option Agreement is subject to and is to be construed in all respects in a manner which is consistent with the terms of the Plan, the provisions of which are hereby incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the Plan.

                               2. GRANT OF OPTION

         Subject to the further terms and conditions of this Option Agreement, Employee is hereby granted a stock option to purchase _______ shares of Stock, effective as of the date first written above. This stock option is intended to be an Incentive Stock Option as provided in ss. 422 of the Internal Revenue Code.

                          3. FAIR MARKET VALUE OF STOCK

         The Board of Directors has determined, in good faith and in its best judgment, that the fair market value per share of Stock as of the date this stock option is granted is $_____.

                                 4. OPTION PRICE

         The Board of Directors has determined that the price for each share of Stock purchased under this Option Agreement shall be $_____.





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                            5. EXPIRATION OF OPTIONS

         The option to acquire Stock pursuant to this Option Agreement shall expire (to the extent not previously fully exercised) upon the first to occur of the following:

                   (a) ________, 200__ (the tenth anniversary of the date of grant of the option);

                   (b) The date which is three (3) months following the date which Employee ceases his employment with the Company or any subsidiary of the Company, otherwise than as a result of Employee's death or total disability;

                   (c) The date which is the first anniversary of the date upon which Employee ceases to be employed by the Company, or any subsidiary of the Company, by reason of Employee's death or total disability; or

                   (d) The date upon which Employee ceases her employment with the Company or any subsidiary of the Company, for any reason, including death or total disability, with respect to any portion of this option that is not then exercisable on the date Employee ceases her employment with the Company.

                              6. EXERCISE OF OPTION

         Unless options hereunder shall earlier lapse or expire pursuant to
Article 5 hereof, this option shall be exercisable with respect to the full number of shares subject to this Option Agreement as follows:

                   (i)       as of __________,__________ shares;
                   (ii)      as of __________,__________ shares;
                   (iii)     as of __________,__________ shares; and
                   (iv)      as of __________,__________ shares.

         To the extent such options become exercisable in accordance with the foregoing, Employee may exercise this stock option, in whole or in part, from time to time. The option exercise price may be paid by Employee either (i) in cash, (ii) by surrender of shares of Stock owned by Employee for more than six months on the date of surrender and which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option shall be exercised, or (iii) shares of Stock issued or issuable in connection with the exercise of this option.

         Notwithstanding the foregoing ,Employee shall be permitted to pay the exercise price of this option in shares of Stock pursuant to clauses (ii) and
(iii) above only if an organized trading market in the Stock exists on the date of exercise of this option. In addition, any payment of the option exercise price pursuant to the aforementioned clause (iii) shall be made only with the prior consent of the Board of Directors of the Company.


         For the purposes of this Article 6, an "organized trading market" shall be deemed to exist on the date of exercise of the option if: (a) the Stock is listed on a national securities exchange, or (b) the Stock has been quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the 15 trading days preceding the date of exercise of the option, or (c) bid


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and asked quotations for the Stock have been published by the National Quotation
Bureau or other recognized inter-dealer quotation publication (other than NASDAQ) during 20 of the 30 trading days preceding the date of exercise of the option. In the event that an organized trading market for the Stock exists on the date of exercise of the option, Employee shall be given credit against the option exercise price hereunder for such shares surrendered equal to (i) if the Stock is listed on a national securities exchange or is quoted on the NASDAQ National Market System, the last actual sales transaction price reported on the day preceding exercise of the option, or, if there were no actual sales transactions reported for such date, on the date next preceding such date on which actual sales transactions were reported, or (ii) if the Stock is quoted on NASDAQ (other than the NASDAQ National Market System) or by the National Quotation Bureau or other recognized inter-dealer quotation publication, the average of the high and low price quotations on the day preceding exercise of the option, or, if there were no price quotations for such date, on the date next preceding such date on which there were high and low price quotations for the Stock.

                              7. MANNER OF EXERCISE

         This stock option may be exercised by written notice to the Secretary of the Company specifying the number of shares to be purchased and signed by Employee or such other person who may be entitled to acquire Stock under this Option Agreement. If any such notice is signed by a person other than Employee, such person shall also provide such other information and documentation as the Secretary of the Company may reasonably require to assume that such person is entitled to acquire Stock under the terms of the Plan and this Option Agreement. After receipt of the notice and any other assurances requested by the Company under this Article 7, and upon receipt of the full option price, the Company shall issue to the person giving notice of exercise under this Option Agreement the number of shares specified in such notice.

                       8. RESTRICTIONS ON TRANSFERABILITY

         The stock option granted hereunder shall not be transferable by Employee otherwise than by will or by the laws of descent and distribution, and such stock option shall be exercisable during Employee's lifetime only by Employee.

              9. FURTHER RESTRICTIONS ON EXERCISE AND SALE OF STOCK

         Neither this Option nor any portion thereof shall be exercisable at any time during which there is not on file with the Securities and Exchange Commission an effective Registration Statement covering the option shares on Form S-8, or similar form promulgated by the Securities and Exchange Commission.

         Nothing contained in this section shall be construed to obligate the Company to, or to grant any right to the holder of this Option to, cause the Company to file any Registration Statement; or, if any such Registration Statement is filed, to prepare any additional prospectus, to file any amendments to the Registration Statement, or to continue said Registration Statement in effect.

         If at any time during which this Option is otherwise exercisable according to its terms there is no effective Registration Statement on file with the Securities and Exchange Commission covering the shares then acquirable hereunder, the Board of Directors may, in its sole discretion, permit this Option to be exercised by the holder hereof, upon its satisfaction that the offer and sale of such option shares to the option holder is exempt in fact from the registration requirements of the Securities Act of 1933, as amended, and such state securities laws as shall be applicable, and may condition such exercise upon its

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receipt of such representations, factual assurances and legal opinions as it shall deem necessary to determine and document the availability of any such exemption and may further condition such exercise upon such undertakings by the holder hereof or such restriction upon the transferability of the shares to be acquired hereunder as it shall determine to be necessary to effectuate and protect the claim to any such exemption.

                               10. REORGANIZATION

         In the event that dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of Shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Employee provide that the Option (including the shares not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Board of Directors or a duly authorized officer of the Company, and Employee has executed this Option Agreement as of the date first written above.

                                       FLORIDA BANKS, INC.





                                       By:
                                          --------------------------------
                                          Charles E. Hughes, Jr.
                                          President and Chief Executive Officer




                                       "EMPLOYEE"


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